UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 24, 2017

Poverty Dignified, Inc.
(Name of small business issuer in its charter)

Nevada	7389	46-3754609
(State or other Employer jurisdiction of Identification incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Number)

John K. Lowther

10617 Kettering Drive, Ste. 219

Charlotte, NC 28226

719-761-1869

(Address and telephone number of registrant’s principal executive offices and principal place of business)

Jillian Ivey Sidoti, Esq

38730 Sky Canyon Drive - Ste A

Murrieta, CA 92563

PHONE 323-799-1342

jillian@crowdfundinglawyers.net

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers

On July 24, 2017, Mr. John Gross resigned from the Board of Directors of Poverty Dignified, Inc. (the “Company”) for personal reasons. Mr. Gross did not advise the Company of any disagreement with the Company on any matter relating to its operations, policies, or practices.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Poverty Dignified, Inc.

Date: August 9, 2017	By:	/s/ John K. Lowther
John K. Lowther
Chief Executive Officer

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